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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 1997, included in Gensym Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                                ARTHUR ANDERSEN LLP



Boston, Massachusetts
June 19, 1997